SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	Commission File Number:
April 30, 2003	1-12358

COLONIAL PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Alabama	59-7007599
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

2101 Sixth Avenue North Suite 750 Birmingham, Alabama	35202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(205) 250-8700

Not applicable
(Former name or former address, if changed since last report)

COLONIAL PROPERTIES TRUST

Item 9.            Regulation FD Disclosure

                        On April 28, 2003, Colonial Properties Trust (the "Company") announced its financial results for the quarter ended March 31, 2003.  A copy of the Company's earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K.  A copy of the Company's Supplemental Financial Highlights for the quarter ended March 31, 2003 is furnished as Exhibit 99.2 to this report on Form 8-K.  The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished pursuant to Item 12 of Form 8-K under Item 9 of Form 8-K as directed by the Securities and Exchange Commission in Release No. 34-47583.  The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specified otherwise.

Item 7.	FINANCIAL STATEMENTS , PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit	Document

99.1	Colonial Properties Trust 1st Quarter 2003 Earnings press release dated April 28, 2003.

99.2	Colonial Properties Trust Supplemental Financial Highlights for the quarter ended March 31, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL PROPERTIES TRUST

Date: April 30, 2002	By:	/s/	Howard B, Nelson, Jr.
		Name:	Howard B. Nelson, Jr.
		Title:	Chief Financial Officer and Secretary